UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17 South Briar Hollow Lane, Suite 100, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 881-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	AE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2022, at the 2022 Annual Meeting of Shareholders (the “Meeting”) of Adams Resources & Energy, Inc. (the “Company”), the Company’s shareholders approved an amendment and restatement of the Adams Resources & Energy, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan”) primarily for the purpose of increasing by 150,000 the number of shares available for issuance thereunder.

The 2018 Plan provides for grants of stock options, restricted stock awards, restricted stock units and stock appreciation rights to employees (including our executive officers) and directors in order to foster the long-term success of the Company and its subsidiaries. This description of the 2018 Plan is qualified in its entirety by the full text of the amendment and restatement of the 2018 Plan, which is filed as Exhibit 10.1 and incorporated into this description by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 10, 2022, the Company held the Meeting for the purpose of considering the following matters: (1) to elect seven directors to serve for the next year or until their successors are elected and qualified; (2) to consider and act upon an advisory resolution on executive compensation; and (3) to consider and act upon the amendment and restatement of 2018 Plan described under Item 5.02 above. The voting was as follows:

1.To elect seven directors to serve for the next year or until their successors are elected and qualified.

	Number of Shares
	For	Withheld	Broker Non-Votes

Murray E. Brasseux	2,997,146	157,823	—
Dennis E. Dominic	2,999,837	155,132	—
Michelle A. Earley	3,004,844	150,125	—
Richard C. Jenner	3,141,560	13,409	—
John O. Niemann Jr.	3,098,942	56,027	—
Townes G. Pressler	3,058,154	96,815	—
W.R. Scofield	3,138,520	16,449	—

2.To consider and act upon an advisory on executive compensation.

Number of Shares
For	Against	Abstain	Broker Non-Votes

3,062,931	9,844	82,194	—

3.To consider and act upon the amendment and restatement of the 2018 Plan.

Number of Shares
For	Against	Abstain	Broker Non-Votes

3,057,905	15,205	81,859	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment and Restatement of the Adams Resources & Energy, Inc. 2018 Long-Term Incentive Plan, effective as of February 23, 2022.
104	Cover Page Interactive Data File — the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date:	May 10, 2022	By:	/s/ Tracy E. Ohmart
Tracy E. Ohmart
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

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